UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Asset Management Income Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2011 to December 31, 2011

Item 1. Reports to Stockholders.

Credit Suisse Asset Management
Income Fund, Inc.
Eleven Madison Avenue
New York, NY 10010

Directors

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Steven Rappaport

Officers

John Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Roger Machlis

Chief Legal Officer

Michael A. Pignataro

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Cecilia Chau

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Credit Suisse Asset Management
Income Fund, Inc.

ANNUAL REPORT
December 31, 2011

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report

December 31, 2011 (unaudited)

January 24, 2012

We are pleased to present this Annual Report which covers the activities of the Credit Suisse Asset Management Income Fund, Inc. for the year ended December 31, 2011.

Dear Shareholder:

Performance Summary

01/01/11 – 12/31/11

Fund & Benchmark Performance
Total Return (based on NAV)[1]	5.35%
Total Return (based on market value)[1]	11.02%
BofA Merrill Lynch US High Yield Master II Constrained Index[2]	4.37%

Market Review: Optimism gives way to uncertainty

The 12-month period ended December 31, 2011, was a volatile one for the high yield market, with the BofA Merrill Lynch US High Yield Master II Constrained Index (the "Index") returning 4.37% for the year. The market optimism that characterized the beginning of the year was tempered during the second half by escalating concerns over systemic risks in Europe and the United States. As a result, after tightening to +557 basis points versus the Treasury market in June, high yield spreads widened to end the period at +730 basis points, while yields finished at 8.27%.

From a quality point of view, the most aggressive CC- and C-rated securities underperformed, returning -14.5% and -22.7%, respectively, during the period. In contrast, the more conservative BB- and B-rated securities posted the best relative returns, gaining 6.09% and 4.65%, respectively. The Index was led by the food and drug, retail, cable TV and energy sectors, while publishing, transportation, and banks were the biggest detractors from overall performance for the year.

High yield default rates remained well below their historical average of 4.2%. The trailing 12-month issuer-weighted global default rate, as measured by JPMorgan, ended the year at 1.8%. However, after falling to a low of 5.0% in May, the percentage of "distressed" U.S. high yield securities, defined as those trading at spreads of more than 1,000 basis points over Treasuries, rose to finish the year at 17.9%, up from 10.7% a year ago.

With more than $246 billion in new issue volume, 2011 was second only to 2010 (which had a record year with $302 billion in new issues) for high yield market bond issuance according to JPMorgan. New issue activity was greatest in the second quarter with $92.4 billion in new issues. The second half of the year, however, saw a considerable decrease as market uncertainty led to a quieter new issue market. High yield mutual fund flows totaled $13.5 billion for 2011, exceeding 2010's inflow of $12.5 billion.

Strategic Review and Outlook: Looking for selective opportunities

For the period ended December 31, 2011, the Fund outperformed the benchmark on both an NAV and market price basis. Superior security selection in the gaming and media-broadcast sectors as well as an underweight to banking contributed positively to returns. Conversely, security selection in electric-generation and chemicals detracted from returns. From a quality standpoint, the fund's positioning in B-rated and lower securities contributed to relative performance while an underweight to BB-rated securities detracted from returns.

Broader macroeconomic data such as inconsistent U.S. economic trends and Eurozone concerns cause us to remain cautious with regard to the asset class in the near future. Though market volatility and negative sentiment have dominated the landscape, on a fundamental basis high yield companies have been focused on deleveraging and extending maturities since early 2009. These improved fundamentals continue to support expectations for 2012 and 2013 defaults to be lower than historical averages.

In our opinion, uncertainty with respect to macroeconomic conditions has led to volatility in credit markets. We believe these dislocations have presented opportunities for high yield portfolios to selectively purchase bonds at attractive yields. Our portfolio exposures remain defensive, with an emphasis on senior secured bonds.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2011 (unaudited)

Additionally, we continue to overweight B-rated bonds with the best risk-return profiles, while underweighting the most aggressive CC-rated components of the Index. The portfolio continues to focus on securities with less interest rate sensitivity and is maintaining exposure to shorter duration bonds. From a sector perspective, we have a positive view on energy, technology and media, but we continue to remain cautious with respect to consumer-driven industries with low asset quality.

Thomas J. Flannery Chief Investment Officer*	John Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of December 31, 2011; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Assuming reinvestment of dividends of $0.29 per share.

2  The BofA Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. An index does not have transaction costs; investors cannot invest directly in an index.

*  Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse US High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC ("Credit Suisse") in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.

**  John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group ("CIG"), with primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is a Member of the Board of Directors of Credit Suisse Asset Management Securities, Inc. and serves on the Operating Committee of Credit Suisse Asset Management, LLC. Mr. Popp also serves as the Chief Executive Officer of the Credit Suisse Funds, as well as serving as Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser's Report (continued)

December 31, 2011 (unaudited)

Credit Quality Breakdown*

(% of total investments as of 12/31/11)

S&P Ratings
BBB	2.5%
BB	22.7
B	54.2
CCC	10.0
CC	0.1
D	0.8
NR	5.5
Subtotal	95.8
Equities and Other	4.2
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Average Annual Returns

December 31, 2011 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	5.35%	24.08%	6.96%	7.97%
Market Value	11.02%	28.50%	7.06%	7.58%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 0.73%.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments

December 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (88.3%)
Aerospace & Defense (0.6%)
$1,000	Ducommun, Inc., Rule 144A, Senior Notes (Callable 07/15/15 @ $104.88) ‡	(B-, B3)	07/15/18	9.750	$1,020,000
Auto Parts & Equipment (3.9%)
800	American Tire Distributors, Inc., Global Senior Secured Notes (Callable 06/01/13 @ $107.31)	(B-, B2)	06/01/17	9.750	828,000
425	Lear Corp., Company Guaranteed Notes (Callable 03/15/15 @ 104.06)	(BB, Ba2)	03/15/20	8.125	469,625
1,350	Mark IV USA SCA, Rule 144A, Senior Secured Notes (Callable 12/15/13 @ $106.66) ‡e	(BB-, Ba3)	12/15/17	8.875	1,778,790
675	Meritor, Inc., Company Guaranteed Notes (Callable 03/15/14 @ $105.31) §	(CCC+, B3)	03/15/18	10.625	637,875
1,075	Stanadyne Corp., Series 1, Global Senior Subordinated Notes (Callable 08/15/12 @ $100.00)	(CCC, Caa1)	08/15/14	10.000	924,500
1,300	Stoneridge, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $104.75) ‡	(BB-, B2)	10/15/17	9.500	1,342,250
1,000	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.31)	(CCC+, B3)	02/15/19	8.625	975,000
					6,956,040
Building & Construction (0.4%)
468	Ashton Woods Finance Co., Rule 144A, Company Guaranteed Notes (Callable 02/24/14 @ $105.50) +‡	(NR, NR)	06/30/15	0.000	358,020
500	K Hovnanian Enterprises, Inc., Rule 144A, Senior Secured Notes ‡	(CC, B3)	11/01/21	2.000	230,000
350	William Lyon Homes, Inc., Global Company Guaranteed Notes Ø	(D, NR)	12/15/12	7.625	101,500
250	William Lyon Homes, Inc., Global Company Guaranteed Notes (Callable 02/15/12 @ $100.00) Ø	(D, NR)	02/15/14	7.500	72,500
					762,020
Building Materials (2.1%)
1,250	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/13 @ $107.13) ‡	(B-, Caa1)	04/01/16	9.500	981,250
1,000	Headwaters, Inc., Global Secured Notes (Callable 04/01/15 @ 103.81)	(B+, B2)	04/01/19	7.625	890,000
1,905	International Wire Group, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $104.88) ‡	(B, B3)	04/15/15	9.750	1,933,575
					3,804,825
Chemicals (4.4%)
1,100	Ferro Corp., Senior Unsecured Notes (Callable 08/15/14 @ $103.94) §	(B+, B1)	08/15/18	7.875	1,111,000
400	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ $104.50) ‡	(B, Ba3)	05/15/15	9.000	408,000
1,300	Ineos Group Holdings PLC, Rule 144A, Company Guaranteed Notes (Callable 02/15/12 @ $102.83) ‡§	(CCC, Caa1)	02/15/16	8.500	1,040,000
200	Nexeo Solutions Finance Corp., Rule 144A, Senior Subordinated Notes (Callable 03/01/14 @ $104.19) ‡	(B-, B3)	03/01/18	8.375	200,000
1,125	Omnova Solutions, Inc., Global Company Guaranteed Notes (Callable 11/01/14 @ $103.94) §	(B-, B2)	11/01/18	7.875	978,750
1,400	OXEA Finance & Cy SCA, Rule 144A, Senior Secured Notes (Callable 07/15/13 @ $107.13) ‡	(B+, B2)	07/15/17	9.500	1,407,000
1,050	Polymer Group, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/15 @ $103.88) ‡	(B, B1)	02/01/19	7.750	1,092,000
750	Reichhold Industries, Inc., Rule 144A, Senior Notes (Callable 08/15/12 @ $100.00) ‡	(CCC-, Caa2)	08/15/14	9.000	401,250
750	Styrolution GmbH, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ 105.72) ‡e	(B+, B2)	05/15/16	7.625	686,397
600	TPC Group LLC, Global Senior Secured Notes (Callable 10/01/13 @ 106.19)	(NR, B1)	10/01/17	8.250	603,000
					7,927,397
Computer Hardware (0.9%)
1,730	Spansion LLC, Global Company Guaranteed Notes (Callable 11/15/13 @ $103.94)	(BB-, B3)	11/15/17	7.875	1,582,950
Consumer Products (1.7%)
1,200	NBTY, Inc., Global Company Guaranteed Notes (Callable 10/01/14 @ $104.50) §	(B, B3)	10/01/18	9.000	1,326,000
725	Prestige Brands, Inc., Global Company Guaranteed Notes (Callable 04/01/14 @ $104.13)	(BB-, Ba3)	04/01/18	8.250	746,750
850	Spectrum Brands Holdings, Inc., Global Senior Secured Notes (Callable 06/15/14 @ $104.75)	(B, B1)	06/15/18	9.500	933,938
					3,006,688
Consumer/Commercial/Lease Financing (1.9%)
537	CIT Group, Inc., Rule 144A, Secured Notes (Callable 01/01/12 @ 100.00) ‡	(B+, B2)	05/04/15	7.000	538,343
353	CIT Group, Inc., Rule 144A, Secured Notes (Callable 01/01/12 @ 100.00) ‡§	(B+, B2)	05/02/16	7.000	353,441
495	CIT Group, Inc., Rule 144A, Secured Notes (Callable 01/01/12 @ 100.00) ‡§	(B+, B2)	05/02/17	7.000	495,000
150	CIT Group, Inc., Secured Notes (Callable 01/01/12 @ $100.00) §	(B+, B2)	05/01/17	7.000	150,188

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Consumer/Commercial/Lease Financing
$550	International Lease Finance Corp., Senior Unsecured Notes #	(BBB-, B1)	07/13/12	0.748	$533,569
350	PFG Finance Corp., Rule 144A, Senior Notes (Callable 02/15/15 @ $105.06) ‡	(B, B2)	02/15/19	10.125	271,250
1,075	PFG Finance Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $105.13) ‡	(BB, Ba3)	04/15/17	10.250	1,007,812
					3,349,603
Discount Stores (0.7%)
1,300	Number Merger Sub, Inc., Rule 144A, Senior Notes (Callable 12/15/14 @ 108.25) ‡	(NR, Caa1)	12/15/19	11.000	1,319,500
Diversified Capital Goods (3.0%)
250	Belden, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.50)	(B+, Ba2)	03/15/17	7.000	250,938
575	Belden, Inc., Global Company Guaranteed Notes (Callable 06/15/14 @ $104.63)	(B+, Ba2)	06/15/19	9.250	616,687
625	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 02/15/14 @ $104.50)	(B, B3)	02/15/18	9.000	622,656
1,000	FCC Holdings, Inc., Rule 144A, Notes (Callable 12/15/12 @ $106.00) ‡	(CCC, Caa3)	12/15/15	12.000	717,500
600	JM Huber Corp., Rule 144A, Senior Unsecured Notes (Callable 11/01/15 @ $104.94) ‡	(BB-, B2)	11/01/19	9.875	633,000
700	Leucadia National Corp., Global Senior Unsecured Notes (Callable 03/15/12 @ $103.56) §	(BB+, B1)	03/15/17	7.125	707,875
625	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ $104.38) §	(B+, B2)	09/01/20	8.750	682,031
1,050	Trimas Corp., Global Senior Secured Notes (Callable 12/15/13 @ $104.88)	(B-, B2)	12/15/17	9.750	1,144,500
					5,375,187
Electric - Generation (1.4%)
1,075	Edison Mission Energy, Global Senior Unsecured Notes	(B-, Caa1)	05/15/17	7.000	704,125
800	Edison Mission Energy, Global Senior Unsecured Notes	(B-, Caa1)	05/15/19	7.200	504,000
2,200	TCEH Finance, Inc., LLC, Series A, Global Company Guaranteed Notes (Callable 11/01/12 @ $102.56)	(D, Caa3)	11/01/15	10.250	792,000
1,275	TCEH Finance, Inc., LLC, Series B, Global Company Guaranteed Notes (Callable 11/01/12 @ $102.56) §	(D, Caa3)	11/01/15	10.250	446,250
					2,446,375
Electric - Integrated (0.9%)
200	The AES Corp., Global Senior Unsecured Notes	(BB-, Ba3)	04/15/16	9.750	230,000
1,300	The AES Corp., Rule 144A, Senior Notes ‡§	(BB-, Ba3)	07/01/21	7.375	1,407,250
					1,637,250
Electronics (1.3%)
950	CPI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ $104.00)	(CCC+, B3)	02/15/18	8.000	795,625
781	Freescale Semiconductor, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/14 @ $105.06) ‡§	(B, Ba3)	03/15/18	10.125	855,195
1,000	MEMC Electronic Materials, Inc., Global Company Guaranteed Notes (Callable 04/01/14 @ 105.81)	(BB, B1)	04/01/19	7.750	727,500
					2,378,320
Energy - Exploration & Production (8.7%)
475	Comstock Resources, Inc., Company Guaranteed Notes (Callable 04/01/15 @ $103.88) §	(B+, B2)	04/01/19	7.750	453,625
1,475	Comstock Resources, Inc., Company Guaranteed Notes (Callable 10/15/13 @ $104.19)	(B+, B2)	10/15/17	8.375	1,434,437
475	Denbury Resources, Inc., Company Guaranteed Notes (Callable 03/01/13 @ $104.88)	(BB-, B1)	03/01/16	9.750	526,063
1,450	Energy Partners Ltd., Global Company Guaranteed Notes (Callable 02/15/15 @ $104.13)	(B-, Caa1)	02/15/18	8.250	1,392,000
625	Energy XXI Gulf Coast, Inc., Company Guaranteed Notes (Callable 12/15/14 @ $104.63)	(B, Caa1)	12/15/17	9.250	681,250
975	EXCO Resources, Inc., Company Guaranteed Notes (Callable 09/15/14 @ $103.75)	(B, B3)	09/15/18	7.500	926,250
500	Laredo Petroleum, Inc. Rule 144A ‡	(B-, Caa2)	02/15/19	9.500	532,500
725	Linn Energy Finance Corp., Global Company Guaranteed Notes (Callable 09/15/15 @ $103.88)	(B, B2)	02/01/21	7.750	757,625
1,750	McMoRan Exploration Co., Company Guaranteed Notes (Callable 11/15/12 @ $104.94)	(B, Caa1)	11/15/14	11.875	1,863,750
550	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 02/01/15 @ 103.63)	(B-, Caa1)	02/01/19	7.250	572,000
425	Penn Virginia Corp., Senior Notes (Callable 06/15/13 @ $105.19) §	(BB-, B2)	06/15/16	10.375	454,750
900	Petrohawk Energy Corp., Global Company Guaranteed Notes (Callable 08/15/14 @ $103.63)	(BBB+, Baa3)	08/15/18	7.250	1,017,000
1,250	Pioneer Natural Resources Co., Senior Unsecured Notes	(BBB-, Ba1)	01/15/20	7.500	1,472,301
700	Stone Energy Corp., Company Guaranteed Notes (Callable 02/01/14 @ $104.31)	(B, Caa1)	02/01/17	8.625	717,500
675	Stone Energy Corp., Global Senior Subordinated Notes (Callable 12/15/12 @ $100.00)	(CCC+, Caa2)	12/15/14	6.750	668,250
525	Swift Energy Co., Company Guaranteed Notes (Callable 06/01/12 @ $103.56)	(B+, B3)	06/01/17	7.125	525,000
1,000	Trinidad Drilling, Ltd., Rule 144A, Senior Unsecured Notes (Callable 01/15/15 @ $103.94) ‡	(BB-, B2)	01/15/19	7.875	1,035,000
650	W&T Offshore, Inc., Rule 144A, Senior Notes (Callable 06/15/15 @ 104.25) ‡	(B, Caa1)	06/15/19	8.500	676,000
					15,705,301

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Environmental (1.5%)
$900	Casella Waste Systems, Inc., Global Senior Secured Notes (Callable 07/15/12 @ $105.50)	(BB, B2)	07/15/14	11.000	$981,000
675	Darling International, Inc., Global Company Guaranteed Notes (Callable 12/15/14 @ $104.25)	(BB, Ba3)	12/15/18	8.500	752,625
450	EnergySolutions LLC, Global Company Guaranteed Notes (Callable 08/15/14 @ 105.38)	(BB-, Caa1)	08/15/18	10.750	423,563
500	WCA Waste Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/14 @ 105.63) ‡	(B-, B3)	06/15/19	7.500	507,500
					2,664,688
Food - Wholesale (1.6%)
1,600	Del Monte Corp., Global Company Guaranteed Notes (Callable 02/15/14 @ 103.81) §	(CCC+, B3)	02/15/19	7.625	1,544,000
1,325	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 05/15/13 @ $105.63) ‡	(B+, B3)	05/15/15	11.250	1,397,875
					2,941,875
Forestry & Paper (1.2%)
388	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/12 @ $100.00)	(B+, Caa1)	10/15/14	7.125	386,060
500	Smurfit Kappa Acquisitions, Rule 144A, Senior Secured Notes (Callable 11/15/13 @ $103.63) ‡e	(BB, Ba2)	11/15/17	7.250	662,057
725	Smurfit Kappa Funding PLC, Global Senior Subordinated Notes (Callable 01/31/12 @ $101.29) §	(B, B2)	04/01/15	7.750	728,625
1,000	Stone & Webster, Inc.*	(NR, NR)	07/01/12	0.000	18,750
200	Verso Paper, Inc., Global Secured Notes (Callable 02/01/15 @ $104.38) §	(B, B2)	02/01/19	8.750	123,000
675	Verso Paper, Inc., Series B, Global Company Guaranteed Notes (Callable 08/01/12 @ $103.79) §	(CCC+, Caa1)	08/01/16	11.375	280,125
					2,198,617
Gaming (5.1%)
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes (Callable 12/15/12 @ $100) ‡Ø	(NR, NR)	12/15/14	9.375	251,875
1,550	CCM Merger, Inc., Rule 144A, Notes ‡	(CCC+, Caa3)	08/01/13	8.000	1,503,500
605	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/12 @ $102.42) ‡	(CCC+, Caa3)	11/15/19	7.250	399,300
950	Chukchansi Economic Development Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ $100.00) ‡	(NR, Ca)	11/15/13	8.000	617,500
375	Fontainebleau Las Vegas Holdings LLC, Rule 144A, Second Mortgage Notes (Callable 06/15/12 @ $105.13) ‡Ø	(NR, NR)	06/15/15	11.000	1,406
1,250	Great Canadian Gaming Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/12 @ $101.81) ‡§	(BB-, B2)	02/15/15	7.250	1,268,750
1,300	Greektown Superholdings, Inc., Series B, Global Senior Secured Notes (Callable 01/01/13 @ $106.50)	(NR, NR)	07/01/15	13.000	1,360,125
232	Inn of the Mountain Gods Resort & Casino, Rule 144A, Senior Secured Notes ‡	(NR, NR)	11/30/20	1.250	125,136
1,250	Jacobs Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/15/12 @ $100.00)	(B-, Caa1)	06/15/14	9.750	1,162,500
210	Majestic Star Casino LLC, Rule 144A, Senior Notes ‡	(NR, NR)	12/01/16	12.500	204,343
850	Peninsula Gaming LLC, Global Company Guaranteed Notes (Callable 08/15/13 @ $105.38) §	(B, Caa1)	08/15/17	10.750	894,625
275	Peninsula Gaming LLC, Global Senior Secured Notes (Callable 08/15/12 @ $104.19)	(BB, Ba3)	08/15/15	8.375	292,875
435	Tropicana Finance Corp., Global Senior Subordinated Notes (Callable 12/15/12 @ $100) Ø^	(NR, NR)	12/15/14	9.625	44
1,225	Tunica-Biloxi Gaming Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ $101.60) ‡	(B+, B3)	11/15/15	9.000	1,185,187
					9,267,166
Gas Distribution (1.9%)
1,250	Energy Transfer Equity LP, Company Guaranteed Notes §	(BB-, Ba2)	10/15/20	7.500	1,371,875
1,300	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 12/15/14 @ $103.94)	(B, B3)	12/15/18	7.875	1,306,500
650	Targa Resources Partners Finance Corp., Global Company Guaranteed Notes (Callable 07/01/12 @ $104.13)	(BB, Ba3)	07/01/16	8.250	684,125
					3,362,500
Health Facilities (3.0%)
455	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/12 @ $102.47)	(B, Caa1)	11/01/15	9.875	480,025
600	MPT Finance Corp., Global Company Guaranteed Notes (Callable 05/01/16 @ 103.44)	(BB, Ba2)	05/01/21	6.875	597,750
400	Omega Healthcare Investors, Inc., Global Company Guaranteed Notes (Callable 01/15/12 @ $102.33) §	(BBB-, Ba2)	01/15/16	7.000	410,000
300	Omega Healthcare Investors, Inc., Global Company Guaranteed Notes (Callable 10/15/15 @ $103.38)	(BBB-, Ba2)	10/15/22	6.750	303,000
500	Radiation Therapy Services, Inc., Global Company Guaranteed Notes (Callable 04/15/14 @ $104.94)	(CCC+, B3)	04/15/17	9.875	376,250
1,425	Sabra Capital Corp., Global Company Guaranteed Notes (Callable 11/01/14 @ $104.06) §	(BB-, B2)	11/01/18	8.125	1,446,375
1,175	Symbion, Inc., Global Senior Secured Notes (Callable 06/15/14 @ 104.00) §	(NR, B2)	06/15/16	8.000	1,091,281
687	VWR Funding, Inc., Series B, Global Company Guaranteed Notes (Callable 07/15/12 @ $105.13)	(B-, Caa1)	07/15/15	10.250	712,309
					5,416,990

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Health Services (1.6%)
$350	Capsugel FinanceCo SCA, Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ $107.41) ‡e	(B, Caa1)	08/01/19	9.875	$463,440
400	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ $105.00) ‡	(CCC+, Caa2)	08/15/18	10.000	368,000
550	Service Corp. International, Senior Unsecured Notes	(BB-, Ba3)	11/15/21	8.000	616,000
1,250	STHI Holding Corp., Rule 144A, Secured Notes (Callable 03/15/14 @ $106.00) ‡	(B, B2)	03/15/18	8.000	1,290,625
175	Universal Hospital Services, Inc., Global Secured Notes (Callable 06/01/12 @ $102.13)	(B+, B3)	06/01/15	8.500	177,625
					2,915,690
Insurance (0.1%)
250	Alliant Holdings I, Inc. Rule 144A ‡	(CCC, Caa1)	05/01/15	11.000	258,750
Leisure (1.4%)
1,000	Magnum Management Corp., Global Company Guaranteed Notes (Callable 08/01/14 @ 104.56)	(B-, B2)	08/01/18	9.125	1,092,500
1,000	Palace Entertainment Holdings Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $104.44) ‡	(B-, B2)	04/15/17	8.875	997,500
350	Seven Seas Cruises S de RL LLC, Rule 144A, Secured Notes (Callable 05/15/15 @ $104.56) ‡	(B-, B3)	05/15/19	9.125	359,625
					2,449,625
Machinery (1.3%)
1,400	CPM Holdings, Inc., Global Senior Secured Notes (Callable 09/01/12 @ 105.31)	(B+, B2)	09/01/14	10.625	1,498,000
600	Dematic SA, Rule 144A, Senior Secured Notes (Callable 05/01/13 @ 104.38) ‡	(B, B3)	05/01/16	8.750	595,500
250	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ $104.00) §	(B, Caa1)	11/15/17	8.000	246,250
					2,339,750
Media - Broadcast (1.2%)
375	Fisher Communications, Inc., Global Company Guaranteed Notes (Callable 09/15/12 @ $100.00) §	(NR, B1)	09/15/14	8.625	382,500
1,725	Mission Broadcasting, Inc., Global Senior Secured Notes (Callable 04/15/14 @ $104.44) §	(B, B3)	04/15/17	8.875	1,776,750
					2,159,250
Media - Cable (4.9%)
1,165	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/12 @ $100.00) §	(B-, B3)	01/15/14	9.375	1,173,738
150	Cablevision Systems Corp., Senior Unsecured Notes §	(B+, B1)	04/15/18	7.750	159,750
600	Cablevision Systems Corp., Senior Unsecured Notes §	(B+, B1)	04/15/20	8.000	646,500
398	CCH II Capital Corp., Global Senior Notes (Callable 11/30/12 @ $106.75)	(B, B2)	11/30/16	13.500	461,458
1,450	CCO Holdings Capital Corp., Global Company Guaranteed Notes (Callable 04/30/15 @ $104.06)	(BB-, B1)	04/30/20	8.125	1,595,000
900	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ $106.47) ‡	(B-, B3)	11/15/17	8.625	958,500
1,050	CSC Holdings LLC, Global Senior Unsecured Notes	(BB, Ba3)	02/15/19	8.625	1,215,375
575	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba2)	05/31/15	7.750	635,375
1,100	Insight Communications Co., Inc., Rule 144A, Senior Notes (Callable 07/15/13 @ $107.03) ‡§	(B-, B3)	07/15/18	9.375	1,262,250
350	Kabel Baden-Wurttemberg GmbH & Co. KG, Rule 144A, Senior Secured Notes (Callable 03/15/15 @ $103.75) ‡	(B+, B1)	03/15/19	7.500	369,250
200	Unitymedia NRW GmbH, Rule 144A, Senior Secured Notes (Callable 12/01/12 @ $108.22) ‡e	(BB-, B1)	12/01/17	8.125	269,366
					8,746,562
Media - Diversified (1.5%)
1,800	Block Communications, Inc., Rule 144A, Senior Notes (Callable 12/15/12 @ $101.38) ‡	(B, B1)	12/15/15	8.250	1,842,750
775	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/12 @ $102.58)	(B+, B1)	03/15/16	7.750	800,188
					2,642,938
Media - Services (1.0%)
200	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ $106.94) §	(B, B2)	12/15/17	9.250	216,000
800	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 12/15/12 @ $106.94) §	(B, B2)	12/15/17	9.250	868,000
366	SGS International, Inc., Global Company Guaranteed Notes (Callable 11/15/12 @ $100.00)	(B, B2)	12/15/13	12.000	369,660
250	WMG Acquisition Corp., Global Senior Secured Notes (Callable 06/15/13 @ $104.75) §	(BB-, Ba2)	06/15/16	9.500	272,500
					1,726,160

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Metals & Mining - Excluding Steel (2.7%)
$500	Arch Coal, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/16 @ 103.63) ‡§	(B+, B1)	06/15/21	7.250	$516,250
1,075	Calcipar SA, Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44) ‡	(BB-, B1)	05/01/18	6.875	972,875
400	FMG Resources August 2006 Pty Ltd., Rule 144A, Senior Notes (Callable 11/01/15 @ 104.13) ‡§	(B+, B1)	11/01/19	8.250	409,000
1,213	Noranda Aluminium Acquisition Corp., Global Company Guaranteed Notes #	(B, B2)	05/15/15	4.659	1,122,337
175	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ $100) Ø	(NR, NR)	12/15/14	9.000	18
675	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ $103.33) Ø	(NR, NR)	12/15/16	10.000	67
1,100	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15 @ 103.88)	(B, B3)	04/15/19	7.750	998,250
1,000	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63) ‡§	(B-, Caa1)	05/15/19	9.250	850,000
					4,868,797
Oil Field Equipment & Services (3.4%)
1,400	Edgen Murray Corp., Global Senior Secured Notes (Callable 01/15/13 @ $106.13) §	(B-, Caa3)	01/15/15	12.250	1,267,000
1,125	Frac Tech Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/14 @ $103.56) ‡	(BB, Ba3)	11/15/18	7.625	1,184,062
725	Helix Energy Solutions Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $104.75) ‡	(B-, B3)	01/15/16	9.500	757,625
250	Hornbeck Offshore Services, Inc., Global Company Guaranteed Notes (Callable 09/01/13 @ $104.00)	(BB-, Ba3)	09/01/17	8.000	258,438
350	Hornbeck Offshore Services, Inc., Series B, Global Company Guaranteed Notes (Callable 12/01/12 @ $100.00) §	(BB-, Ba3)	12/01/14	6.125	353,937
775	Offshore Group Investments, Ltd., Global Senior Secured Notes (Callable 02/01/13 @ $108.63)	(B-, B3)	08/01/15	11.500	841,844
400	Parker Drilling Co., Global Company Guaranteed Notes (Callable 04/01/14 @ $104.56)	(B+, B1)	04/01/18	9.125	423,000
1,060	Pioneer Drilling Co., Global Company Guaranteed Notes (Callable 03/15/14 @ $104.94)	(B, NR)	03/15/18	9.875	1,113,000
					6,198,906
Oil Refining & Marketing (1.9%)
508	Coffeyville Finance, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/12 @ $106.75) ‡	(BB, Ba2)	04/01/15	9.000	541,020
1,325	Coffeyville Finance, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/13 @ $108.16) ‡§	(B+, B1)	04/01/17	10.875	1,490,625
825	Northern Tier Finance Corp., Rule 144A, Senior Secured Notes (Callable 12/01/13 @ $107.88) ‡	(BB-, B1)	12/01/17	10.500	886,875
475	Tesoro Corp., Company Guaranteed Notes (Callable 06/01/14 @ $104.88) §	(BB+, Ba1)	06/01/19	9.750	535,562
					3,454,082
Packaging (2.7%)
300	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ $104.63) ‡e	(B-, B3)	10/15/20	9.250	353,421
1,125	Ardagh Packaging Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $103.69) ‡e	(BB-, Ba3)	10/15/17	7.375	1,438,512
375	Berry Plastics Corp., Global Senior Secured Notes (Callable 11/15/12 @ $104.13) §	(B, B1)	11/15/15	8.250	401,250
475	BWAY Holding Co., Global Company Guaranteed Notes (Callable 06/15/14 @ 105.00)	(CCC+, B3)	06/15/18	10.000	508,250
500	Pregis Corp., Global Secured Notes #e	(B, B2)	04/15/13	6.572	636,094
350	Reynolds Group Issuer LLC, Rule 144A, Senior Notes (Callable 10/15/14 @ $104.50) ‡	(B-, Caa1)	04/15/19	9.000	334,250
500	Reynolds Group Issuer LLC, Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $103.88) ‡	(BB-, Ba3)	10/15/16	8.750	528,750
300	Reynolds Group Issuer LLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $103.56) ‡	(BB-, Ba3)	04/15/19	7.125	306,750
250	Sealed Air Corp., Rule 144A, Senior Unsecured Notes (Callable 09/15/16 @ $104.19) ‡§	(BB, B1)	09/15/21	8.375	277,500
					4,784,777
Pharmaceuticals (0.7%)
140	QHP Royalty Sub LLC, Rule 144A, Senior Secured Notes ‡	(NR, NR)	03/15/15	10.250	141,671
1,125	Warner Chilcott Finance LLC, Global Company Guaranteed Notes (Callable 09/15/14 @ $103.88) §	(BB, B3)	09/15/18	7.750	1,154,531
					1,296,202
Printing & Publishing (0.5%)
500	Cenveo Corp., Global Company Guaranteed Notes (Callable 12/01/12 @ $100.00) §	(CCC+, Caa2)	12/01/13	7.875	395,000
775	The Reader's Digest Association, Inc., Global Senior Secured Notes (Callable 02/15/13 @ $104.00) #	(CCC, B3)	02/15/17	9.500	592,875
					987,875
Real Estate Development & Management (0.5%)
1,025	Icahn Enterprises LP, Rule 144A, Senior Unsecured Notes ‡#	(NR, NR)	08/15/13	4.000	963,500

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Real Estate Investment Trusts (0.9%)
$1,850	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ $103.63)	(BB-, Ba3)	04/15/19	7.250	$1,720,500
Restaurants (1.4%)
1,100	CKE Restaurants, Inc., Global Senior Secured Notes (Callable 07/15/14 @ $105.69) §	(B-, B2)	07/15/18	11.375	1,204,500
1,000	HOA Finance Corp., Rule 144A, Senior Secured Notes (Callable 04/01/14 @ $105.63) ‡	(B, B3)	04/01/17	11.250	937,500
389	Sizzling Platter LLC, Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 106.13) ‡	(B-, Caa1)	04/15/16	12.250	387,055
					2,529,055
Software/Services (1.9%)
950	Eagle Parent, Inc., Rule 144A, Senior Notes (Callable 05/01/15 @ 104.31) ‡§	(CCC+, Caa1)	05/01/19	8.625	912,000
700	First Data Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15 @ $103.69) ‡	(B+, B1)	06/15/19	7.375	661,500
750	Serena Software, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.46)	(CCC+, Caa1)	03/15/16	10.375	772,500
400	SSI Co-Issuer LLC, Global Company Guaranteed Notes (Callable 06/01/14 @ $105.56)	(CCC+, Caa1)	06/01/18	11.125	425,000
600	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 11/15/13 @ 105.53)	(B, Caa1)	11/15/18	7.375	617,250
					3,388,250
Specialty Retail (1.2%)
800	Brown Shoe Co., Inc., Global Company Guaranteed Notes (Callable 05/15/14 @ $105.34)	(B, B3)	05/15/19	7.125	762,000
750	Ontex IV SA, Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $103.25) ‡e	(B+, B1)	04/15/18	7.500	859,213
500	Toys R Us Property Co. I LLC, Global Company Guaranteed Notes (Callable 07/15/13 @ $105.38)	(B+, B3)	07/15/17	10.750	549,375
					2,170,588
Steel Producers/Products (1.9%)
600	AM Castle & Co., Rule 144A, Senior Secured Notes (Callable 12/15/14 @ $106.38) ‡	(B+, B3)	12/15/16	12.750	606,000
550	JMC Steel Group, Rule 144A, Senior Notes (Callable 03/15/14 @ $106.19) ‡	(B, B3)	03/15/18	8.250	539,000
550	Ryerson, Inc., Global Senior Secured Notes (Callable 11/01/12 @ $103.00)	(CCC+, Caa1)	11/01/15	12.000	558,250
1,000	Tempel Steel Co., Rule 144A, Senior Secured Notes (Callable 02/15/14 @ $109.00) ‡	(B, B3)	08/15/16	12.000	1,180,630
475	Tube City IMS Corp., Global Company Guaranteed Notes (Callable 02/01/12 @ $102.44)	(B, B3)	02/01/15	9.750	482,125
					3,366,005
Support-Services (3.1%)
750	Ashtead Capital, Inc., Rule 144A, Secured Notes (Callable 08/15/12 @ $103.00) ‡	(B+, B2)	08/15/16	9.000	785,625
750	Brickman Group Holdings, Inc., Rule 144A, Senior Notes (Callable 11/01/13 @ $106.84) ‡	(CCC+, B3)	11/01/18	9.125	671,250
1,100	CoreLogic, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/16 @ $103.63) ‡	(B+, Ba3)	06/01/21	7.250	1,058,750
500	Emdeon, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/31/15 @ $105.50) ‡	(NR, Caa1)	12/31/19	11.000	525,625
775	Garda World Security Corp., Rule 144A, Senior Unsecured Notes (Callable 03/15/14 @ $104.88) ‡	(B, B2)	03/15/17	9.750	790,500
800	Maxim Crane Works LP, Rule 144A, Senior Secured Notes (Callable 04/15/12 @ $109.19) ‡	(B, Caa2)	04/15/15	12.250	724,000
325	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ $103.31)	(B+, B1)	02/15/21	6.625	328,250
450	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 10/15/13 @ $103.88)	(B+, B1)	10/15/17	7.750	480,375
275	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 06/15/13 @ $105.44)	(B, B3)	06/15/16	10.875	306,625
					5,671,000
Telecom - Integrated/Services (0.8%)
350	Hellas Telecommunications II SCA, Rule 144A, Subordinated Notes ‡Ø#^	(NR, NR)	01/15/15	6.034	0
600	Intelsat Jackson Holdings SA, Rule 144A, Company Guaranteed Notes (Callable 04/01/15 @ $103.63) ‡	(B, B3)	04/01/19	7.250	610,500
750	Intelsat Jackson Holdings SA, Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ $103.75) ‡	(B, B3)	04/01/21	7.500	760,313
					1,370,813
Telecom - Wireless (0.6%)
200	Cricket Communications, Inc., Global Senior Secured Notes (Callable 05/15/12 @ $105.81)	(B+, Ba2)	05/15/16	7.750	207,500
200	GeoEye, Inc., Senior Secured Notes (Callable 10/01/13 @ $104.31)	(B-, B3)	10/01/16	8.625	207,000
350	Wind Acquisition Finance SA, Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ $105.88) ‡e	(BB-, B3)	07/15/17	11.750	378,248
250	Wind Acquisition Finance SA, Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ $105.88) ‡§	(BB-, B3)	07/15/17	11.750	225,000
					1,017,748

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Telecommunications Equipment (0.9%)
$700	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/15 @ $103.50) ‡§	(B, B1)	04/01/19	7.000	$682,500
950	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ $104.75) ‡	(BB-, B1)	12/01/16	9.500	973,750
					1,656,250
Textiles & Apparel (0.0%)
150	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes Ø‡e	(NR, NR)	11/15/12	9.875	5,842
Theaters & Entertainment (2.2%)
150	AMC Entertainment Holdings, Inc., Global Company Guaranteed Notes (Callable 12/01/15 @ $104.88)	(CCC+, Caa1)	12/01/20	9.750	143,250
1,075	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 03/01/12 @ $100.00) §	(CCC+, Caa1)	03/01/14	8.000	1,066,937
675	AMC Entertainment, Inc., Global Senior Unsecured Notes (Callable 06/01/14 @ $104.38) §	(B-, B1)	06/01/19	8.750	702,000
400	National CineMedia LLC, Senior Unsecured Notes (Callable 07/15/16 @ $103.94)	(B, B2)	07/15/21	7.875	398,500
1,600	Regal Entertainment Group, Company Guaranteed Notes (Callable 08/15/14 @ $104.56) §	(B-, B3)	08/15/18	9.125	1,724,000
					4,034,687
Tobacco (0.7%)
1,150	Vector Group, Ltd., Global Senior Secured Notes (Callable 08/15/12 @ $103.67)	(NR, B1)	08/15/15	11.000	1,196,000
Transportation - Excluding Air/Rail (1.1%)
400	Navios Maritime Holdings Finance II US, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ $104.06)	(B+, B3)	02/15/19	8.125	300,000
1,250	Ship Finance International, Ltd., Global Company Guaranteed Notes (Callable 12/15/12 @ $100.00) §	(B+, B3)	12/15/13	8.500	1,181,250
450	Teekay Corp., Global Senior Unsecured Notes §	(BB-, B2)	01/15/20	8.500	435,375
					1,916,625
TOTAL CORPORATE BONDS (Cost $164,182,269)					158,959,519
ASSET BACKED SECURITY (0.4%)
lnvestments & Misc. Financial Services (0.4%)
1,000	Commercial Industrial Finance Corp., Rule 144A‡# (Cost $797,480)	(BBB, NR)	01/19/23	3.634	797,480
BANK LOANS (6.3%)
Aerospace & Defense (0.4%)
512	London Acquisition Holdings B.V. #e	(B, B1)	05/12/14	13.831	657,619
Banks (0.3%)
500	Ocwen Financial Corp. #	(B, B1)	09/01/16	1.000	493,125
Health Services (0.5%)
992	Onex Carestream Finance LP #	(BB-, B1)	02/25/17	5.000	894,582
lnvestments & Misc. Financial Services (0.7%)
1,250	BNY Convergex Group LLC #	(B-, B2)	12/18/17	8.750	1,216,662
Media - Broadcast (0.4%)
750	Cumulus Media Holdings, Inc. #	(BB-, Ba2)	09/16/18	4.500	737,010
Media - Diversified (0.4%)
544	Flint Group Holdings Sarl #	(B-, B2)	12/31/14	6.926	413,525
430	Flint Group Holdings Sarl #	(B-, B2)	06/30/16	6.926	323,659
					737,184
Metals & Mining - Excluding Steel (0.8%)
1,480	Global Brass & Copper, Inc. #	(B, B2)	08/18/15	10.250	1,498,862

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Oil Field Equipment & Services (0.3%)
$640	Amtrol, Inc. #	(NR, NR)	12/05/14	4.946	$579,018
Packaging (0.3%)
486	Hilex Poly Co. LLC #	(B, B3)	11/19/15	11.250	477,089
Printing & Publishing (0.2%)
1,250	Yell Group PLC #	(B-, B2)	07/31/14	3.750	352,150
Real Estate Investment Trusts (0.5%)
1,000	iStar Financial, Inc. #	(BB-, B2)	06/30/14	7.000	970,005
Software/Services (1.0%)
1,000	SafeNet, Inc. #	(B-, Caa1)	04/12/15	6.296	946,665
1,000	Flexera Software LLC #	(CCC+, Caa2)	09/15/18	11.000	925,000
					1,871,665
Telecommunications Equipment (0.5%)
603	Avaya, Inc. #	(B, B1)	10/26/17	5.006	551,286
300	Avaya, Inc. #	(B, B1)	10/24/14	3.256	287,902
					839,188
TOTAL BANK LOANS (Cost $11,580,464)					11,324,159
Number of Shares
COMMON STOCKS (0.4%)
Auto Parts & Equipment (0.0%)
1,219	Safelite Realty Corp. *^				0
Building Materials (0.0%)
372	Dayton Superior Corp. *^				0
328	Nortek, Inc. *§				8,581
					8,581
Chemicals (0.0%)
4,893	Huntsman Corp.				48,930
Forestry & Paper (0.1%)
7,000	AbitibiBowater, Inc. *§				101,850
Gaming (0.0%)
1,500	Progressive Gaming International Corp. *				0
Leisure (0.3%)
12,670	Six Flags Entertainment Corp. §				522,511
Printing & Publishing (0.0%)
10,652	Cenveo, Inc. *				36,217
888	SuperMedia, Inc. *§				2,344
					38,561
TOTAL COMMON STOCKS (Cost $1,658,576)					720,433

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2011

Number of Shares				Value
PREFERRED STOCK (0.0%)
Building Materials (0.0%)
413	Dayton Superior Corp. *^ (Cost $156,000)			$0
WARRANTS (0.1%)
Building Materials (0.0%)
864	Nortek, Inc., strike price $1.00, expires 12/07/14 *§			1,080
Media - Broadcast (0.1%)
12,259	CNB Capital Trust I, Rule 144A, strike price $0.00, expires 03/23/19 *^‡			80,174
Printing & Publishing (0.0%)
3,871	The Readers Digest Association, Inc., strike price $0.00, expires 02/19/14 *			0
TOTAL WARRANTS (Cost $864)				81,254
SHORT-TERM INVESTMENTS (23.8%)
36,115,432	State Street Navigator Prime Portfolio 0.28% §§			36,115,432
Par (000)		Maturity	Rate%
$6,697	State Street Bank and Trust Co. Euro Time Deposit	01/03/12	0.010	6,697,000
TOTAL SHORT-TERM INVESTMENTS (Cost $42,812,432)				42,812,432
TOTAL INVESTMENTS AT VALUE (119.3%) (Cost $221,188,085)				214,695,277
LIABILITIES IN EXCESS OF OTHER ASSETS (-19.3%)				(34,684,219)
NET ASSETS (100.0%)				$180,011,058

INVESTMENT ABBREVIATION

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $66,985,449 or 37.2% of net assets.

e  This security is denominated in Euro.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

#  Variable rate obligations - The interest rate is the rate as of December 31, 2011.

+  Step Bond - The interest rate is as of December 31, 2011 and will reset at a future date.

Ø  Bond is currently in default.

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at December 31, 2011.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value, including collateral for securities on loan of $36,115,432 (Cost $221,188,085) (Note 2)	$214,695,277[1]
Cash	3,298
Foreign currency at value (cost $82,796)	82,794
Dividend and interest receivable	3,625,436
Unrealized appreciation on forward currency contracts (Note 2)	484,449
Receivable for investments sold	17,429
Prepaid expenses and other assets	15,289
Total Assets	218,923,972
Liabilities
Advisory fee payable (Note 3)	223,710
Administrative services fee payable (Note 3)	21,109
Payable upon return of securities loaned (Note 2)	36,115,432
Payable for investments purchased	2,469,980
Directors' fee payable	3,503
Other accrued expenses payable	79,180
Total Liabilities	38,912,914
Net Assets
Applicable to 50,047,140 shares outstanding	$180,011,058
Net Assets
Capital stock, $.001 par value (Note 6)	$50,047
Paid-in capital (Note 6)	238,455,253
Accumulated net investment loss	(511,434)
Accumulated net realized loss on investments and foreign currency transactions	(51,969,342)
Net unrealized depreciation from investments and foreign currency translations	(6,013,466)
Net Assets	$180,011,058
Net Asset Value Per Share ($180,011,058 / 50,047,140)	$3.60
Market Price Per Share	$3.65

1  Including $35,452,835 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income (Note 2)
Interest	$16,198,567
Dividends	51,984
Securities lending	110,734
Total investment income	16,361,285
Expenses
Investment advisory fees (Note 3)	908,058
Administrative services fees (Note 3)	108,550
Directors' fees (Note 3)	104,474
Printing fees (Note 3)	68,190
Audit and tax fees	49,800
Transfer agent fees	48,363
Legal fees	26,952
Custodian fees	18,583
Insurance expense	9,624
Commitment fees (Note 4)	734
Miscellaneous expense	2,805
Total expenses	1,346,133
Net investment income	15,015,152
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	3,984,006
Net realized gain from foreign currency transactions	80,421
Net change in unrealized appreciation (depreciation) from investments	(9,988,123)
Net change in unrealized appreciation (depreciation) from foreign currency translations	321,065
Net realized and unrealized loss from investments and foreign currency related items	(5,602,631)
Net increase in net assets resulting from operations	$9,412,521

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
From Operations
Net investment income	$15,015,152	$15,776,431
Net realized gain from investments and foreign currency transactions	4,064,427	1,993,009
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(9,667,058)	6,865,180
Net increase in net assets resulting from operations	9,412,521	24,634,620
From Dividends
Dividends from net investment income	(14,575,040)	(17,463,231)
From Capital Share Transactions (Note 6)
Issuance of 13,568 shares and 13,679 shares, respectively, through the directors compensation plan (Note 3)	50,029	50,048
Reinvestment of dividends	181,039	66,744
Net increase in net assets from capital share transactions	231,068	116,792
Net increase (decrease) in net assets	(4,931,451)	7,288,181
Net Assets
Beginning of year	184,942,509	177,654,328
End of year	$180,011,058	$184,942,509
Accumulated net investment loss	$(511,434)	$(1,975,295)

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

	For the Year Ended
Per share operating performance	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net asset value, beginning of year	$3.70	$3.56	$2.52	$4.06	$4.34
INVESTMENT OPERATIONS
Net investment income	0.30	0.32	0.31	0.35	0.36
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	(0.11)	0.17	1.07	(1.46)	(0.31)
Total from investment activities	0.19	0.49	1.38	(1.11)	0.05
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.29)	(0.35)	(0.30)	(0.43)	(0.33)
Distributions from return of capital	—	—	(0.04)	—	—
Total dividends and distributions	(0.29)	(0.35)	(0.34)	(0.43)	(0.33)
Net asset value, end of year	$3.60	$3.70	$3.56	$2.52	$4.06
Per share market value, end of year	$3.65	$3.56	$3.36	$2.30	$3.58
TOTAL INVESTMENT RETURN[2]
Net asset value	5.35%	14.71%	58.07%	(27.78)%	1.59%
Market value	11.02%	16.94%	63.46%	(25.25)%	(11.32)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$180,011	$184,943	$177,654	$125,688	$202,914
Ratio of expenses to average net assets	0.73%	0.76%	0.73%	0.73%	0.78%
Ratio of net investment income to average net assets	8.09%	8.76%	10.14%	9.96%	8.75%
Portfolio turnover rate	57.0%	86.0%	54.0%	32.1%	49.7%

1  This amount represents less than $(0.01) per share.

2  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

See Accompanying Notes to Financial Statements.

Per share operating performance	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of year	$4.24	$4.56	$4.41	$3.91	$4.74
INVESTMENT OPERATIONS
Net investment income	0.36	0.36	0.35	0.37	0.42
Net gain (loss) on investments, swap contracts, futures contracts and foreign currency related items (both realized and unrealized)	0.14	(0.28)	0.22	0.58	(0.55)
Total from investment activities	0.50	0.08	0.57	0.95	(0.13)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.40)	(0.40)	(0.40)	(0.43)	(0.62)
Distributions from return of capital	—	(0.00)[1]	(0.02)	(0.02)	(0.08)
Total dividends and distributions	(0.40)	(0.40)	(0.42)	(0.45)	(0.70)
Net asset value, end of year	$4.34	$4.24	$4.56	$4.41	$3.91
Per share market value, end of year	$4.38	$3.67	$4.45	$4.50	$3.88
TOTAL INVESTMENT RETURN[2]
Net asset value	12.73%	1.74%	13.55%	24.59%	(5.26)%
Market value	31.44%	(9.76)%	8.60%	28.11%	(10.52)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$216,318	$211,536	$227,374	$219,864	$195,089
Ratio of expenses to average net assets	0.74%	0.82%	0.78%	0.78%	0.79%
Ratio of net investment income to average net assets	8.32%	8.20%	8.08%	8.83%	9.93%
Portfolio turnover rate	58.0%	61.5%	57.8%	77.8%	61.1%

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

December 31, 2011

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek current income through investment primarily in debt securities.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are generally categorized as Level 2. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors and are generally categorized as Level 3. At December 31, 2011, the Fund held 0.04% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $1,084,299 and fair value of $80,218. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2011

information available in the circumstances. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 — quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$158,959,475	$44	$158,959,519
Asset Backed Security	—	797,480	—	797,480
Bank Loans	—	11,324,159	—	11,324,159
Common Stocks	720,433	—	—	720,433
Preferred Stocks	—	—	—	—
Warrants	1,080	—	80,174	81,254
Short-Term Investments	36,115,432	6,697,000	—	42,812,432
Other Financial Instruments*
Forward Foreign Currency Contract	—	484,449	—	484,449
	$36,836,945	$178,262,563	$80,218	$215,179,726

*  Other financial instruments include futures, forwards and swap contracts.

The following is a reconciliation of investments as of December 31, 2011 in which significant unobservable inputs (Level 3) were used in determining value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2011

Investments
Balance as of December 31, 2010	$887
Accrued discounts/premiums	1,369
Purchase	722,584
Sales	(153,280)
Realized Gain/(Loss)	114,139
Change in Unrealized Appreciation/(Depreciation)	27,682
Transfers Into Level 3	35,319
Transfers Out of Level 3	(668,482)
Balance as of December 31, 2011	$80,218
Net change in unrealized Appreciation/(Depreciation) from investments still held as of December 31, 2011	$77,086

The Fund adopted FASB amendments to authoritative guidance which require the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. For the year ended December 31, 2011, there were no significant transfers in and out of Level 1, Level 2 and Level 3.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Fair Values of Derivative Instruments as of December 31, 2011

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
	Net Assets –			Liabilities –
Forward Foreign	Unrealized			Unrealized
Currency Contracts	Appreciation	$484,449	*	Depreciation	$0

*  Includes cumulative appreciation/depreciation of forward foreign currency contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized Forward Foreign Currency Contracts	$46,713
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized Forward Foreign Currency Contracts	$337,680

The notional amount of forward foreign currency contracts at year ended are reflected in the Notes to Financial Statements. The notional amounts of forward foreign currency contracts at each month end throughout the reporting period averaged approximately 4.6% of net assets of the Fund.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2011

losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective yield method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2011

contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2011, the Fund had the following open forward foreign currency contract:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
USD	11,129,860	EUR	8,200,000	01/13/12	Morgan Stanley	$(11,129,860)	$(10,645,411)	$484,449

Currency Abbreviations:

EUR — Euro

USD — United States Dollar

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2011, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $146,058, of which $7,751 was rebated to borrowers (brokers). The Fund retained $110,734 in income from the cash collateral investment, and SSB, as lending agent, was paid $27,573. Securities lending income is accrued as earned.

K) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report.

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets. For the year ended December 31, 2011, investment advisory fees earned were $908,058.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2011

SSB serves as accounting and administrative agent to the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2011, administrative services fees earned by SSB (including out-of-pocket expenses) were $108,550.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Since 2008, the Independent Directors have been able to receive up to 100% of their annual retainer in shares of the Fund. During the year ended December 31, 2011, 13,568 shares were issued through the directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2011, Merrill was paid $27,312 for its services by the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2011, and during the year ended December 31, 2011, the Fund had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) were $102,521,371 and $106,797,223, respectively.

Note 6. Fund Shares

The Fund has one class of shares of common stock, par value $.001 per share; one hundred million shares are authorized. Transactions in shares of common stock were as follows:

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Shares issued through the directors compensation plan	13,568	13,679
Shares issued through reinvestment of dividends	49,853	18,508
Net increase	63,421	32,187

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2011

The tax characteristics of dividends and distributions paid during the years ended December 31, 2011 and 2010, respectively, by the Fund were as follows:

Ordinary Income
2011	2010
$14,575,040	$17,463,231

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to wash sales, forward currency contracts and income from defaulted bonds. At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Deferral of post-October long term capital losses	$(335,462)
Late year ordinary loss deferral	(14,383)
Accumulated realized loss	(51,149,426)
Unrealized depreciation	(6,994,971)
$(58,494,242)

At December 31, 2011, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2012	2013	2014	2016	2017	2018
$1,091,025	$3,101,847	$10,609,938	$16,896,140	$18,951,117	$499,359

During the tax year ended December 31, 2011, the Fund utilized $3,375,780 of the capital loss carryforwards and $15,003,692 of the capital loss carryforwards expired.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire.

At December 31, 2011, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $221,685,141, $6,879,232, $(13,869,096) and $(6,989,864), respectively.

At December 31, 2011, the Fund reclassified $14,416,310 from accumulated net realized loss and $1,023,749 from accumulated net investment loss to paid in capital, to adjust for current period permanent book/tax differences which arose principally from sales of defaulted bonds, foreign currency gain/(loss), expiration of capital loss carryforwards and distributions in excess of current earnings. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Asset Management Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Asset Management Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. (the "Fund"), at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and agent banks, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2012

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund"), including all of the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "Independent Directors"), at a meeting held on November 15 and 16, 2011, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate of 0.50% (the "Gross Advisory Fee") payable by the Fund to Credit Suisse for investment advisory services. The Board noted that Credit Suisse had contractually agreed to base its current investment advisory fee upon the lower of the Fund's average weekly stock price or its average weekly net assets. The Board also reviewed and considered the actual fee rate of 0.49% paid by the Fund ("Net Advisory Fee") as of September 30, 2011.

Additionally, the Board received and considered information comparing the Gross Advisory Fee, the combined Gross Advisory Fee and gross administration fee (together, the "Gross Management Fee"), the Gross Management Fee less waivers and/or reimbursements (the "Net Management Fee"), and the Fund's net total expenses with those of funds in the relevant expense group ("Expense Group") provided by an independent provider of investment company data. The Board also received and considered information comparing the Fund's net total expenses and Net Management Fee to the funds in the relevant Morningstar category ("Morningstar Category"). The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Morningstar Category.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the Fund management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board received and considered performance results of the Fund over time, along with comparisons both to the relevant Expense Group and the Morningstar Category for the Fund.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective.

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Advisory Agreement (unaudited) (continued)

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether breakpoints in the Fund's advisory fee structure would be appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

• The Gross Advisory Fee, Gross Management Fee, Net Management Fee and net total expenses were below the median of the Expense Group, and the Board considered the fees to be reasonable.

• The Fund's performance was above the median of the Expense Group for the year-to-date, one, three, five and ten year periods ended September 30, 2011. The Fund also outperformed its Morningstar Category average for the same periods ended September 30, 2011.

• The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

• In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund, Credit Suisse's profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

• In light of the information received and considered by the Board, the Fund's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Directors; Audit Committee Member and Nominating Committee Chairman	Chairman since 2005 and Director since 1990; current term ends at the 2013 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	6	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Director of Petroleum and Resources Corporation, Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies) ; Director of Mirae Asset Discovery Funds (open-end investment companies).

Terry Fires Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1958)	Director; Audit and Nominating Committee Member	Since 2006; current term ends at the 2013 annual meeting	Currently retired.	2	None

James Cattano c/o Coastal Trade Corp. 999 Vanderbilt Beach Road Suite 200 Naples, Florida 34108 (1943)	Director; Audit Committee Chairman and Nominating Committee Member	Since 2006; current term ends at the 2014 annual meeting	President of Coastal Trade Corp. since October 2011; President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 to October 2011.	2	Director of Aberdeen Asset Management-advised Funds (five closed-end investment companies).

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Director and Nominating Committee Member	Since 1990; current term ends at the 2012 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972; Lecturer at Yale Law School since 2008.	2	Director of Aberdeen Asset Management-advised Funds (four closed-end investment companies); Director of Dynasil Corporation.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Director; Audit and Nominating Committee Member	Since 2005; current term ends at the 2014 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	6	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Asset Management-advised Funds (five closed-end investment companies).

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

John Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)
Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Floating Rate High Income Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends, capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
  (781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse Asset Management Income Fund, Inc.
  c/o Computershare
  P.O. Box 43078
  Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Credit Suisse Asset Management Income Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-AR-1211

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2011. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2010 and December 31, 2011.

	2010	2011
Audit Fees	$42,530	$43,400
Audit-Related Fees(1)	$3,400	$3,500
Tax Fees(2)	$2,800	$2,900
All Other Fees	—	—
Total	$48,730	$49,800

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,400 in 2010 and $3,500 in 2011).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2010 and December 31, 2011.

2

	2010	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2010	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2010 and December 31, 2011:

	2010	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2010 and December 31, 2011 were $6,200 and $6,400, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unite (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee

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proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

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•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

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Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good

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governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

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Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

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Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

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Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

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Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans

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which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

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Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 2, 2011

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse Asset Management Income Fund, as of December 31, 2011, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

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Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and the total assets managed within each category as of December 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Thomas J. Flannery	3	$637 million	27	$10,641 million	10	$2,297 million

As of December 31, 2011, Mr. Flannery manages 22 accounts which have total assets under management of $9,188 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and

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accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Mr. Flannery is compensated for his services by Credit Suisse. His compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining his bonus include the Fund’s performance, assets held in the Fund and other accounts managed by him, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group A.G. stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse Group A.G., portfolio managers participate in Credit Suisse Group A.G.’s profit sharing and 401(k) plans.

Securities Ownership.  As of December 31, 2011, Mr. Flannery did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 14, 2011.

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Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer
Date: March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer
Date: March 2, 2012

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: March 2, 2012

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